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Exhibit 5.1

POWER OF ATTORNEY

        The undersigned constitutes and appoints André Imbeau, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ SERGE GODIN
Serge Godin
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JEAN BASSARD
Jean Bassard
Dated: December 5, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ PAUL DORÉ
Paul Doré
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ ANDRÉ IMBEAU
André Imbeau
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ YVAN ALLAIRE
Yvan Allaire
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DAVID ANDERSON
David Anderson
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ WILLIAM D. ANDERSON
William D. Anderson
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CLAUDE BOIVIN
Claude Boivin
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CLAUDE CHAMBERLAND
Claude Chamberland
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ SIIM A. VANASELJA
Siim A. Vanaselja
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DAVID L. JOHNSTON
David L. Johnston
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ C. WESLEY M. SCOTT
C. Wesley M. Scott
Dated: December 6, 2002

POWER OF ATTORNEY

        The undersigned constitutes and appoints Serge Godin and André Imbeau, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form F-8 for purposes of registering equity securities of CGI Group, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ EILEEN A. MERCIER
Eileen A. Mercier
Dated: December 6, 2002

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  Exhibit 5.1